Exhibit 99.2
MEDCATH CORPORATION
CONSOLIDATED STATEMENTS OF OPERATIONS
(Presenting Heart Hospital of Austin as a Discontinued Operation for Each Period Presented)
(In thousands, except per share data)
(Unaudited)

	Fiscal Year					Fiscal Year
	Ended	Quarter Ended	Quarter Ended	Quarter Ended	Quarter Ended	Ended	Quarter Ended
	September 30,	December 31,	March 31,	June 30,	September 30,	September 30,	December 31,
	2008	2008	2009	2009	2009	2009	2009
Net revenue	$500,982	$126,055	$130,767	$124,588	$122,365	$503,775	$124,058
Operating expenses:
Personnel expense	169,981	43,367	44,662	43,854	41,654	173,537	45,064
Medical supplies expense	135,157	34,237	35,120	36,472	35,161	140,990	34,898
Bad debt expense	37,855	9,595	8,798	10,406	12,788	41,587	10,682
Other operating expenses	100,633	27,160	27,342	26,537	27,377	108,416	29,610
Pre-opening expenses	786	207	380	754	2,222	3,563	866
Depreciation	25,259	6,496	6,217	6,466	7,232	26,411	7,650
Amortization	32	8	8	8	867	891	8
Impairment of goodwill	—	—	—	—	60,174	60,174	—
Loss on disposal of property, equipment and other assets	217	73	108	(54)	137	264	96

Total operating expenses	469,920	121,143	122,635	124,443	187,612	555,833	128,874

Income (loss) from operations	31,062	4,912	8,132	145	(65,247)	(52,058)	(4,816)
Other (income) expenses:
Interest expense	11,261	2,097	581	396	697	3,771	1,058
Loss on early extinguishment of debt	—	6,961	(259)	—	—	6,702	—
Interest and other income	(2,011)	(101)	(73)	(47)	(9)	(230)	(71)
Equity in net earnings of unconsolidated affiliates	(7,891)	(2,065)	(2,714)	(2,265)	(2,013)	(9,057)	(1,516)

Total other (income) expenses, net	1,359	6,892	(2,465)	(1,916)	(1,325)	1,186	(529)

Income (loss) from continuing operations before income taxes	29,703	(1,980)	10,597	2,061	(63,922)	(53,244)	(4,287)
Income tax expense (benefit)	8,365	(1,402)	2,701	258	(1,611)	(54)	(1,834)

Income (loss) from continuing operations	21,338	(578)	7,896	1,803	(62,311)	(53,190)	(2,453)
Income from discontinued operations, net of taxes	21,510	5,947	2,151	965	11,350	20,413	638

Net Income (loss)	42,848	5,369	10,047	2,768	(50,961)	(32,777)	(1,815)
Less: Net income attributable to noncontrolling interests	21,858	3,123	4,465	2,272	7,645	17,505	841

Net income (loss) attributable to MedCath Corporation	$20,990	$2,246	$5,582	$496	$(58,606)	$(50,282)	$(2,656)

Amounts attributable to MedCath Corporation common stockholders:
Income (loss) from continuing operations, net of taxes	$9,727	$(2,627)	$4,129	$(65)	$(62,769)	$(61,331)	$(3,159)
Income from discontinued operations, net of taxes	11,263	4,873	1,453	561	4,163	11,049	503

Net Income (loss)	$20,990	$2,246	$5,582	$496	$(58,606)	$(50,282)	$(2,656)

Earnings (loss) per share, basic
Income (loss) from continuing operations attributable to MedCath Corporation common stockholders	$0.49	$(0.14)	$0.21	$(0.00)	$(3.18)	$(3.11)	$(0.16)
Income from discontinued operations attributable to MedCath Corporation common stockholders	0.56	0.25	0.07	0.03	0.21	0.56	0.03

Earnings (loss) per share, basic	$1.05	$0.11	$0.28	$0.03	$(2.97)	$(2.55)	$(0.13)

Earnings (loss) per share, diluted
Income (loss) from continuing operations attributable to MedCath Corporation common stockholders	$0.48	$(0.14)	$0.21	$(0.00)	$(3.18)	$(3.11)	$(0.16)
Income from discontinued operations attributable to MedCath Corporation common stockholders	0.56	0.25	0.07	0.03	0.21	0.56	0.03

Earnings (loss) per share, diluted	$1.04	$0.11	$0.28	$0.03	$(2.97)	$(2.55)	$(0.13)

Weighted average number of shares, basic	19,996	19,599	19,664	19,733	19,740	19,684	19,743
Dilutive effect of stock options and restricted stock	73	—	26	—	—	—	—

Weighted average number of shares, diluted	20,069	19,599	19,690	19,733	19,740	19,684	19,743

Selected Operating Data (consolidated) (a):
Number of hospitals	6	6	6	6	6	6	7
Licensed beds (b)	451	451	451	530	530	530	600
Staffed and available beds (c)	406	405	404	484	444	444	514
Admissions (d)	26,047	6,033	6,275	5,639	5,744	23,592	6,165
Adjusted admissions (e)	34,540	8,189	8,839	8,594	8,482	34,097	8,793
Patient days (f)	94,821	22,243	24,860	22,795	21,355	91,168	22,892
Adjusted patient days (g)	125,343	30,599	35,012	34,803	31,561	131,675	33,429
Average length of stay (h)	3.64	3.69	3.96	4.04	3.72	3.86	3.71
Occupancy (i)	64.0%	59.7%	68.4%	51.8%	52.3%	56.3%	48.4%
Inpatient catheterization procedures (j)	14,239	3,169	3,095	2,735	2,694	11,688	2,811
Inpatient surgical procedures (k)	7,415	1,740	1,846	1,809	1,770	7,162	1,721

(a)	Selected operating data includes consolidated hospitals in operation as of the end of the period reported in continuing operations but does not include hospitals which are accounted for using the equity method or as discontinued operations in our consolidated financial statements.

(b)	Licensed beds represent the number of beds for which the appropriate state agency licenses a facility regardless of whether the beds are actually available for patient use.

(c)	Staffed and available beds represent the number of beds that are readily available for patient use at the end of the period.

(d)	Admissions represent the number of patients admitted for inpatient treatment.

(e)	Adjusted admissions is a general measure of combined inpatient and outpatient volume. We computed adjusted admissions by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by admissions.

(f)	Patient days represent the total number of days of care provided to inpatients.

(g)	Adjusted patient days is a general measure of combined inpatient and outpatient volume. We computed adjusted patient days by dividing gross patient revenue by gross inpatient revenue and then multiplying the quotient by patient days.

(h)	Average length of stay (days) represents the average number of days inpatients stay in our hospitals.

(i)	We computed occupancy by dividing patient days by the number of days in the period and then dividing the quotient by the number of staffed and available beds.

(j)	Inpatients with a catheterization procedure represent the number of inpatients with a procedure performed in one of the hospitals’ catheterization labs during the period.

(k)	Inpatient surgical procedures represent the number of surgical procedures performed on inpatients during the period.